
<ARTICLE> 5
<LEGEND>
This schedule contains summary financial information extracted from audited financial statements contained in Form 10-K for the Quarter ending December 31, 1995 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                          DEC-31-1995
<PERIOD-END>                               DEC-31-1995
<CASH>                                         996,608
<SECURITIES>                                         0
<RECEIVABLES>                                1,721,412
<ALLOWANCES>                                    94,489
<INVENTORY>                                    468,589
<CURRENT-ASSETS>                             3,223,994
<PP&E>                                       2,564,019
<DEPRECIATION>                               1,513,443
<TOTAL-ASSETS>                               4,455,656
<CURRENT-LIABILITIES>                        1,841,917
<BONDS>                                              0
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                          0
<COMMON>                                    12,179,302
<OTHER-SE>                                (10,952,612)
<TOTAL-LIABILITY-AND-EQUITY>                 4,455,656
<SALES>                                     10,782,884
<TOTAL-REVENUES>                            10,782,884
<CGS>                                        8,075,568
<TOTAL-COSTS>                                8,075,568
<OTHER-EXPENSES>                             2,225,453
<LOSS-PROVISION>                                29,015
<INTEREST-EXPENSE>                              47,463
<INCOME-PRETAX>                                479,755
<INCOME-TAX>                                         0
<INCOME-CONTINUING>                            479,755
<DISCONTINUED>                             (4,015,631)<F1>
<EXTRAORDINARY>                                      0
<CHANGES>                                            0
<NET-INCOME>                               (3,535,876)
<EPS-PRIMARY>                                   (0.60)
<EPS-DILUTED>                                   (0.60)

<F1>Discontinued includes $901,706 from discontinued operations and $3,113,925 from loss on disposal of discontinued operations.  Additional information with respect discontinued operations is contained in Note 11 in Notes to Consolidated Financial
Statements.

